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                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert G. LaVigne, Executive Vice President and Chief Financial Officer of One IP Voice, Inc. (the "Company") hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The accompanying quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2006 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2006


/s/ Robert G. LaVigne
--------------------------------------
Robert G. LaVigne
Executive Vice President and Chief Financial Officer

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